EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Harley J. Greenfield, Chief Executive Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the annual report on Form 10-K for the period ending August 27, 2005 of Jennifer Convertibles, Inc. (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Dated: November 25, 2005                                      /s/ Harley J. Greenfield

                                                                                    Harley J. Greenfield

                                                                                    Chief Executive Officer

                                                                                    (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Rami Abada, Chief Financial Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the annual report on Form 10-K for the period ending August 27, 2005 of Jennifer Convertibles, Inc. (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Dated: November 25, 2005                                      /s/ Rami Abada

                                                                                    Rami Abada

                                                                                    Chief Financial Officer

                                                                                    (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.